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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 22, 2007


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)



         MICHIGAN                       0-452                  38-1093240
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(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)           Identification No.)



              100 EAST PATTERSON STREET
                 TECUMSEH, MICHIGAN                                   49286
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      (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 22, 2007, we signed a Definitive Stock Purchase Agreement to sell our Engine & Power Train business operations to affiliates of Platinum Equity, LLC for $51 million in cash, subject to customary adjustments at closing. The operations to be sold encompass Tecumseh's gasoline engine and transmission manufacturing capabilities for snow throwers, generators, and other lawn and garden, industrial, and agricultural applications.

At or prior to the closing of the transaction, the parties will enter into several ancillary agreements in connection with this transaction, including a transition services agreement and a trademark license and coexistence agreement.

Completion of the transaction is subject to customary closing conditions, and the Stock Purchase Agreement includes customary rights of the parties to terminate the agreement.

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

We expect to record a loss on the sale of the Engine & Power Train business of approximately $25 to $28 million upon the closing of the transaction described in Item 1.01.


ITEM 7.01  REGULATION FD DISCLOSURE.

On October 23, 2007, we issued a press release announcing the agreement described in Item 1.01. We are furnishing a copy as an exhibit to this report.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is furnished with this report:

Exhibit No.                Description
----------                 -----------
99.1                       Press release issued October 23, 2007
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TECUMSEH PRODUCTS COMPANY


Date: October 26, 2007                 By     /s/ James S. Nicholson
                                             -----------------------------------
                                             James S. Nicholson
                                             Vice President, Treasurer and Chief
                                             Financial Officer


NOTE: The information in Item 7.01 of this report and the related exhibit is not to be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.


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                                  EXHIBIT INDEX

  Exhibit No.                Description
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
  99.1                       Press release issued October 23, 2007